[Graphic Omitted]

-----------------------------------------------
COLONIAL STRATEGIC INCOME FUND   ANNUAL REPORT
-----------------------------------------------

DECEMBER 31, 1999

President's Message


DEAR SHAREHOLDER:

During the 12-month period ended December 31, 1999, most bonds succumbed to the pressure of inflation worries and rising interest rates. Stronger-than-expected U.S. economic growth, combined with the rebound of the Japanese, European and emerging market economies, prompted the Federal Reserve Board to raise interest rates in preemptive strikes against potential inflation. Bond prices, which move in the opposite direction of their yields, posted significant losses as a result.

Increased interest rates also weighed on high-yield corporate bonds, although their high levels of income helped cushion them against rising rates. In addition, the strong economy translated into better corporate profitability for many high-yield issuers. Overseas, the performance of foreign bonds was mixed. Meanwhile, emerging-market bonds were boosted by more stable economic conditions and favorable investor sentiment.

Throughout this period, Colonial Strategic Income Fund remained committed to its strategy of diversifying among a broad range of U.S. government, high-yield corporate and foreign bonds. While our adherence to this approach meant that the Fund lost some ground in its Treasury and foreign government holdings, it benefited from the rebound of emerging-market and high-yield bonds. Even though the Fund's short-term results reflected the bond markets' difficulties, the Fund has provided above-average returns for longer periods, such as three and five years.1 While past performance cannot predict future results, it is important to keep a long-term perspective when making investment decisions.

The following report will provide you with more specific information about your Fund's performance and the strategies used during the period. As always, we thank you for choosing Colonial Strategic Income Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson
------------------------

Stephen E. Gibson
President
February 11, 2000

(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The total return calculated for the Lipper Multi-Sector Income Category was 2.57% for the 12 months ended December 31, 1999. The Fund's Class A shares were ranked in the third quartile for one year (73 out of 111), in the second quartile for three years (ranked 22 out of 73), in the first quartile for five years (ranked 10 out of 45) and in the third quartile for ten years (6 out of 9).

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

--------------------------------
Not FDIC    May Lose Value
Insured     --------------------
            No Bank Guarantee
--------------------------------

--------------------------------------------------------------------------------
HIGHLIGHTS
--------------------------------------------------------------------------------

o 1999 PROVED A DIFFICULT YEAR FOR GOVERNMENT BONDS, BOTH IN THE U.S. AND ABROAD Stronger-than-expected economic growth, rebounding foreign economies and Y2K concerns put pressure on virtually all bonds during 1999. As bond yields increased in response to rising interest rates, bond prices generally declined. European government bonds struggled as economies on that continent improved, triggering inflationary concerns and rising interest rates. Practically the only bright spots were the emerging markets bonds, which rebounded as those regions stabilized and investor sentiment turned more favorable.

o HIGH-YIELD CORPORATE BONDS OUTPACED GOVERNMENT BONDS
  A barrage of newly issued securities and rising interest rates put pressure on high-yield bonds in the first half of 1999. However, the comparatively high levels of income they provided helped cushion high-yield securities against the effects of rising interest rates. Once supply abated in the final months of the year, corporate bonds rallied and furthered their lead over government securities.


o FUND'S THREE-MARKET STRATEGY SEEKS TO REDUCE VOLATILITY OF SINGLE-MARKET INVESTING
  The three sectors of the bond market tend to react differently to economic conditions. A particular sector may be up while others may be down. The Fund's three-market strategy pursues opportunities within the entire bond market and seeks to reduce the risks of investing in individual markets. The chart below compares the Fund to common benchmarks for the three markets in which the Fund normally invests.

  COLONIAL STRATEGIC INCOME FUND(1) COMPARED WITH THREE BOND MARKET SECTORS 1/1/99 - 12/31/99


                                    Total Retuns
                                    ------------
Foreign Government Bonds                (5.07)%
U.S. Government Bonds                   (8.40)%
Colonial Strategic Income Fund           1.28%
High-Yield Corporate Bonds               3.28%

(1)Performance of Class A Shares without sales charge.

   Past performance cannot predict future results.

   Foreign government bonds are represented by the Salomon Brothers Non-U.S. World Government Bond Index; U.S. government bonds are represented by the Salomon Brothers 10-Year Treasury Government Bond Index; and high-yield corporate bonds are represented by the CS First Boston Global High Yield Index.

   Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

NET ASSET VALUE PER SHARE
AS OF 12/31/99

Class A                      $6.62
-----------------------------------------
Class B                      $6.62
-----------------------------------------
Class C                      $6.62
-----------------------------------------
Class J                      $6.62
-----------------------------------------
Class Z                      $6.62
-----------------------------------------


DISTRIBUTIONS DECLARED PER
SHARE FROM 1/1/99 TO 12/31/99

Class A       $0.576
-----------------------------------------
Class B       $0.524
-----------------------------------------
Class C       $0.535
-----------------------------------------
Class J       $0.552
-----------------------------------------
Class Z(1)    $0.543
-----------------------------------------


SEC YIELDS ON 12/31/99(2)

Class A        7.83%
-----------------------------------------
Class B        7.45%
-----------------------------------------
Class C        7.61%
-----------------------------------------
Class J        7.63%
-----------------------------------------
Class Z        8.47%
-----------------------------------------

(1)Distributions for Class Z shares are for the period 1/29/99 through 12/31/99.

(2)The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield for Class C shares would have been 7.45%.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

FUND MAINTAINED DIVERSIFIED APPROACH

This was a fairly tough year for most types of bonds, which slumped amid growing inflationary jitters, climbing global interest rates and persistent worries about potential Y2K glitches. Against that unfavorable backdrop, the Fund's Class A shares returned 1.28%, without sales charge, for the 12 months ended December 31, 1999.

Despite last year's bond market difficulties, we stuck to the strategy that has led the Fund to post solid long-term results. We remained committed to maintaining a well-diversified portfolio that was invested across three sectors of the bond market -- U.S. government, high-yield corporate and foreign bonds. History shows that these markets do not generally move in tandem, which allows the Fund to seek income from all three sectors while reducing the volatility of single-market investing.

HIGH-YIELD CORPORATE BONDS BOOSTED PERFORMANCE

After posting relatively weak performance in the first half of 1999, high-yield corporate bonds (41.0% of net assets) gathered strength as the year progressed. The main drivers of their late-year comeback were the strong economy -- which translated into good financial performance for many high-yield issuers -- and a slowdown in supply. In the summer and early fall of 1999, companies rushed to issue new debt in order to avoid any potential market disruptions caused by Y2K concerns. By late fall, supply dwindled, demand increased and the high-yield market firmed.

Thanks to the ongoing strength of the economy and improving commodity prices , the Fund's cyclical holdings in paper, metal, chemical and auto companies performed especially well. Paper companies such as Riverwood International (0.6% of net assets), as well as Kaiser Aluminum (0.4% of net assets) each posted strong gains. We also enjoyed good, but more moderate, gains from many cable holdings. Ongoing industry consolidation and the convergence of broadcast and Internet services helped boost holdings such as Charter Communications (0.7% of net assets) and U.K.-based NTL (0.7% of net assets).

The year was extremely tough on some of our smaller holdings, with Regal Cinemas (0.3% of net assets) and Pathmark (0.4% of net assets) detracting modestly from performance. Regal stumbled in response to overbuilding concerns, while Pathmark fell when Ahold's proposed acquisition of the company fell through in December. Because we believe the problems surrounding each company are likely to be more short-term in nature, we held onto both of them.

EMERGING MARKET BONDS WERE WINNERS, EUROPEAN BONDS LAGGARDS

Emerging market government bonds as a group posted gains in excess of 20% for 1999, and the Fund's increased holdings in them (13.9% of net assets) benefited performance. Rising commodity prices, stabilizing economic conditions and more enthusiastic investor sentiment were the main reasons that our emerging markets holdings in Venezuela, Brazil, Russia and Mexico were among our top winners in 1999.

To make way for more emerging market bonds, we sold some U.K. government bonds. Although they posted decent performance for the first half of the period, we sold them when it appeared that the U.K. economy was on the mend and interest rates might move higher in response. In contrast, we added Turkish bonds, in large part because of the government's commitment to fight inflation and bring down interest rates.

U.S. GOVERNMENT BONDS WERE IMPORTANT TO DIVERSIFICATION

To adhere to our diversified approach, we maintained holdings in U.S. Treasury bonds despite their disappointing 1999 performance. Eventually, we believe, the Treasury market should start to turn more favorable, and we don't want to be caught having to buy them when their prices are moving higher.

OUTLOOK CALLS FOR MORE FAVORABLE CONDITIONS AS 2000 PROGRESSES

We believe that current strong economic conditions could continue to put upward pressure on interest rates in the United States. Given that, we would not be surprised if the Fed has another interest rate hike or so up its sleeve. Beyond that, however, we think that higher interest rates will eventually slow the economy. Slower economic growth could, in turn, set the stage for a more favorable interest-rate environment and better U.S. Treasury bond performance. We also believe that high-yield corporate bonds can perform well. Having never fully recovered from the financial market's near meltdown of 1998, high-yield bonds are attractively priced and offer a yield advantage over Treasurys that is not usually enjoyed in periods when the economy is so strong. As for foreign government bonds, we think selected emerging markets offer good higher-yielding opportunities, although most developed, higher-quality markets remain unattractive. But no matter what the investing environment, we will focus on keeping the Fund well diversified.


/s/ Carl C. Ericson

CARL C. ERICSON is a senior vice president of Colonial Management Associates, Inc. (Advisor) and director of the Taxable Fixed Income Department. Mr. Ericson has managed the Fund since 1991 and has been employed by the Advisor as a portfolio manager since 1985.

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign and domestic, political and economic developments, and changes in currency exchange rates.

TOP SOVEREIGN CREDIT EXPOSURE
AS OF 12/31/99


United States            22.5%
Mexico                    3.3%
Greece                    3.2%
United Kingdom            3.0%
Brazil                    2.8%

PORTFOLIO STRUCTURE AS OF
12/31/99 VS. 12/31/98

                       FUND AS OF             FUND AS OF
                       12/31/99                12/31/98

CORPORATE BONDS         41.0%                    38.0%
FOREIGN GOVT' BONDS     27.7%                    24.4%
U.S. GOV'T BONDS/NOTES  22.5%                    27.8%
U.S. AGENCIES            3.3%                     3.0%
STOCKS                   2.8%                     2.2%
OTHER                    1.7%                     1.9%
CASH EQUIVALENTS         1.0%                     2.7%

Portfolio credit exposure and structure are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these breakdowns and structure in the future.

BOUGHT
--------------------------------------------------------------------------------

TURKISH GOVERNMENT BONDS
(1.5% of net assets). We added Turkish government bonds during the second half of the period, which have benefited from the government's inflation-fighting policies.

SOLD
--------------------------------------------------------------------------------
U.K. GOVERNMENT BONDS
We sold some of the Fund's U.K. government holdings in mid-1999 as economic conditions in that country improved, triggering inflation and interest-rate concerns.

HELD
--------------------------------------------------------------------------------
RIVERWOOD INTERNATIONAL (0.6% of net assets) and GAYLORD CONTAINER CORP. (0.2% of net assets) continue to have attractive growth prospects as the world economy rebounds and the price of paper improves.

We also held CHARTER COMMUNICATIONS (0.7% of net assets), the fourth largest operator of cable television systems in the United States. Charter offers a full range of cable services and has begun to offer such services as digital cable television, interactive video programming and high-speed Internet access. Through its acquisition of multiple cable companies, Charter has also expanded its customer base.

Holdings are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities in the future.

--------------------------------------------------------------------------------
FUND HIGHLIGHTS             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Performance of a $10,000
investment in share classes
12/31/89 - 12/31/99

                    Without                  With
                     sales                  sales
                    charge                  charge
--------------------------------------------------------------------------------
Class A            $22,236                 $21,180
--------------------------------------------------------------------------------
Class B            $21,011                 $21,011
--------------------------------------------------------------------------------
Class C            $21,907                 $21,907
--------------------------------------------------------------------------------
Class J            $22,147                 $21,482
--------------------------------------------------------------------------------
Class Z            $22,286                 $22,286
--------------------------------------------------------------------------------


PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 12/31/89 - 12/31/99

                  Without         With
               Sales Charge   Sales Charge     Lehman
--------------------------------------------------------------------------------
12/31/89          $10,000       $ 9,525       $10,000
12/31/90            9,296         8,854        10,828
12/31/91           11,969        11,400        12,575
12/31/92           13,104        12,482        13,582
12/31/93           15,066        14,351        15,020
12/31/94           14,509        13,820        14,493
12/31/95           17,441        16,612        17,281
12/31/96           19,277        18,314        17,782
12/31/97           20,884        19,892        19,518
12/31/98           21,962        20,919        21,366
12/31/99           22,236        21,180        20,907


The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99

-----------------------------------------------------------------------------------------------------
Share Class           A                 B                    C                 J               Z
Inception          4/21/77           5/15/92              7/1/97            11/1/98          1/29/99
-----------------------------------------------------------------------------------------------------
               Without    With    Without    With    Without    With    Without     With    Without
                Sales     Sales    Sales     Sales    Sales     Sales    Sales     Sales     Sales
               Charge     Charge   Charge    Charge   Charge    Charge   Charge    Charge    Charge
-----------------------------------------------------------------------------------------------------
 1 year         1.28%     (3.53)%   0.52%    (4.14)%  0.67%     (0.26)%    1.07%   (1.96)%    1.50%
-----------------------------------------------------------------------------------------------------
 5 years        8.91       7.86     8.11      7.81    8.59       8.59      8.83     8.17      8.96
-----------------------------------------------------------------------------------------------------
 10 Years       8.43       7.79     7.71      7.71    8.16       8.16      8.28     7.95      8.34
-----------------------------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for Class A shares and 3% for Class J shares, and the contingent deferred sales charge (CDSC) maximum charges of 5% for one year and 2% for five years for Class B and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B, Class C, Class J and Class Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of Class B, Class C and Class J shares would have been lower, and Class Z shares would have been higher.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

December 31, 1999
(In thousands)

BONDS & NOTES - 94.6%                                      PAR         VALUE
--------------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS & NOTES - 41.0%
--------------------------------------------------------------------------------
CONSTRUCTION - 0.2%
BUILDING CONSTRUCTION
Atrium Companies, Inc.,
  10.500% 05/01/09                                         $  1,500  $  1,463
Falcon Building Products, Inc.,
  stepped coupon, (10.500% 06/15/02)
  (a) 06/15/07                                                3,500     2,625
                                                                     --------
                                                                        4,088
                                                                     --------
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 1.1%
DEPOSITORY INSTITUTIONS - 0.1%
Sovereign Bancorp, Inc.,
  10.500% 11/15/06                                            1,500     1,526
                                                                     --------
FINANCIAL SERVICES - 1.0%
Ameriserve Finance Trust,
  12.000% 09/15/06 (b)                                        4,165     3,415
Dresdner Funding Trust II,
  5.790% 06/30/11 (b)                                         3,650     3,346
PDVSA Finance Ltd., Series 1999-I,
  9.750% 02/15/10 (b)                                        13,590    13,013
U.S. Timberlands,
  9.625% 11/15/07                                             4,000     3,725
                                                                     --------
                                                                       23,499
                                                                     --------
--------------------------------------------------------------------------------
MANUFACTURING - 14.0%
CHEMICALS & ALLIED PRODUCTS - 2.5%
Agricultural Minerals Co., L.P.,
  10.750% 09/30/03                                            7,200     5,184
Allied Waste North America, Inc.,
  10.000% 08/01/09 (b)                                       14,750    13,127
Huntsman Corp.:
  9.500% 07/01/07 (b)                                         5,250     4,987
  9.500% 07/01/07 (b)                                         3,000     2,850
Hydrochem Industrial Services, Inc.,
  10.375% 08/01/07                                            4,420     3,790
LaRoche Industries, Inc.,
  9.500% 09/15/07                                             5,250     1,418
Lyondell Chemical Co.,
  10.875% 05/01/09                                            4,500     4,748
PCI Chemicals Canada, Inc.,
  9.250% 10/15/07                                             3,050     2,349
Sterling Chemicals, Inc.:
  11.750% 08/15/06                                            5,000     3,750
  11.250% 04/01/07                                            7,150     5,220
Terra Industries, Inc.,
  10.500% 06/15/05                                              750       540
Texas Petrochemical Corp.,
  11.125% 07/01/06                                            3,425     2,980
Trans Resources, Inc.,
  10.750% 03/15/08                                            4,000     3,560
                                                                     --------
                                                                       54,503
                                                                     --------
ELECTRONIC & ELECTRICAL EQUIPMENT - 0.8%
Amphenol Corp.,
  9.875% 05/15/07                                               750       780
Condor Systems, Inc.,
  11.875% 05/01/09 (b)                                        4,000     3,000
Gentek, Inc.,
  11.000% 08/01/09 (b)                                        2,750     2,860
Integrated Circuit Systems, Inc.,
  11.500% 05/15/09                                            4,750     4,679
TransDigm, Inc.,
  10.375% 12/01/08                                            6,500     5,720
                                                                     --------
                                                                       17,039
                                                                     --------
FABRICATED METAL - 0.6%
Earle M. Jorgensen Co.,
  9.500% 04/01/05                                             1,000       960
Euramax International, PLC,
  11.250% 10/01/06 (c)                                        8,000     8,200
U.S. Can Corp.,
  10.125% 10/15/06                                            4,000     4,080
                                                                     --------
                                                                       13,240
                                                                     --------
FOOD & KINDRED PRODUCTS - 0.5%
Chattem, Inc.,
  8.875% 04/01/08                                             5,250     4,909
New World Pasta Co.,
  9.250% 02/15/09                                             2,000     1,860
Premier International Foods, PLC,
  12.000% 09/01/09 (b)                                        4,000     3,980
                                                                     --------
                                                                       10,749
                                                                     --------
FURNITURE & FIXTURES - 0.1%
Juno Lighting, Inc.,
  11.875% 07/01/09                                            3,000     2,790
                                                                     --------
MACHINERY & COMPUTER EQUIPMENT - 0.5%
IMO Industries, Inc.,
  11.750% 05/01/06                                            5,680     5,680
Numatics, Inc.,
  9.625% 04/01/08                                             3,000     2,250
Tritel PCS, Inc.,
  stepped coupon, (12.750% 05/11/04)
  (a) 05/15/09 (b)                                            5,500     3,465
                                                                     --------
                                                                       11,395
                                                                     --------
MEASURING & ANALYZING INSTRUMENTS - 0.1%
Envirosource, Inc.,
  9.750% 06/15/03                                             3,850     2,464
                                                                     --------
MISCELLANEOUS MANUFACTURING - 2.5%
Amscan Holdings, Inc.,
  9.875% 12/15/07                                             2,750     2,324
Associated Materials, Inc.,
  9.250% 03/01/08                                             1,000       961
Blount, Inc.,
  13.000% 08/01/09 (b)                                        4,000     4,220
Compass Aerospace,
  10.125% 04/15/05 (b)                                        3,000     1,650
Delco Remy International, Inc.,
  10.625% 08/01/06                                            2,600     2,691
Eagle-Picher Industries, Inc.,
  9.375% 03/01/08                                             2,750     2,406
ISG Resources, Inc.,
  10.000% 04/15/08                                            1,250     1,063
Koppers Industries, Inc.,
  9.875% 12/01/07                                             7,125     6,555
Moll Industries,
  10.500% 07/01/08                                            7,500     3,000
Newcor, Inc.,
  9.875% 03/01/08                                             5,000     2,600
Owens-Illinois, Inc.:
  7.350% 05/15/08                                             4,300     3,890
  7.500% 05/15/10                                             3,700     3,309
Pentacon, Inc.,
  12.250% 04/01/09                                            4,000     3,600
Special Devices, Inc.,
  11.375% 12/15/08                                            2,000     1,540
Tekni-Plex, Inc.,
  9.250% 03/01/08                                             2,000     2,030
Terex Corp.,
  8.875% 04/01/08                                             3,750     3,544
Thermadyne Holdings Corp.,
  9.875% 06/01/08                                             4,280     3,638
Tokheim Corp.,
  11.375% 08/01/08                                            4,325     2,941
United Industries Corp.,
  9.875% 04/01/09                                             1,250     1,144
Werner Holding Co.,
  10.000% 11/15/07                                            1,750     1,715
                                                                     --------
                                                                       54,821
                                                                     --------
PAPER PRODUCTS - 2.1%
Container Corp. of America, Series A,
  11.250% 05/01/04                                            7,500     7,819
Gaylord Container Corp.,
  9.750% 06/15/07                                             4,515     4,267
Georgia Gulf Corp.,
  10.375% 11/01/07 (b)                                        1,500     1,566
Repap New Brunswick, Inc.:
  9.000% 06/01/04                                             4,000     3,900
  10.625% 04/15/05                                            8,000     7,440
Riverwood International Corp.:
  10.625% 08/01/07                                            6,000     6,210
  10.875% 04/01/08                                            7,500     7,425
Stone Container Corp.:
  10.750% 10/01/02                                            6,750     6,944
  12.250% 04/01/02                                            1,000     1,002
                                                                     --------
                                                                       46,573
                                                                     --------
PETROLEUM REFINING - 0.0%
Benton Oil & Gas Co.,
  9.375% 11/01/07                                             1,200       768
                                                                     --------
PRIMARY METAL - 2.1%
Bayou Steel Corp.,
  9.500% 05/15/08                                             5,000     4,663
Ivaco, Inc., 11.500% 09/15/05                                 1,500     1,624
Kaiser Aluminum & Chemical Corp.:
  12.750% 02/01/03                                            2,000     2,000
  10.875% 10/15/06                                            6,400     6,416
Keystone Consolidated Industries, Inc.,
  9.625% 08/01/07                                             7,000     6,160
National Steel Corp.,
  9.875% 03/01/09                                             3,500     3,596
Renco Metals, Inc.,
  11.500% 07/01/03                                            6,000     4,920
Venture Holdings Trust Co.,
  11.000% 06/01/07                                            1,500     1,455
WCI Steel, Inc.,
  10.000% 12/01/04                                            7,900     8,058
Wheeling-Pittsburgh Corp.,
  9.250% 11/15/07                                             8,000     7,600
                                                                     --------
                                                                       46,492
                                                                     --------
PRINTING & PUBLISHING - 0.5%
American Lawyer Media, Inc.:
  9.750% 12/15/07                                             8,500     8,245
  stepped coupon, (12.250% 12/15/02)
  (a) 12/15/08                                                4,500     3,116
                                                                     --------
                                                                       11,361
                                                                     --------
RUBBER & PLASTIC - 0.2%
Berry Plastics Corp.,
  12.250% 04/15/04                                            3,000     3,075
Burke Industries, Inc.,
  10.000% 08/15/07                                            1,200       492
Portola Packaging, Inc.,
  10.750% 10/01/05                                            2,000     2,010
                                                                     --------
                                                                        5,577
                                                                     --------
STONE, CLAY, GLASS & CONCRETE - 0.1%
Anchor Glass Container Corp.,
  11.250% 04/01/05                                            2,250     1,912
                                                                     --------
TEXTILE MILL PRODUCTS - 0.1%
Holmes Products Corp.,
  9.875% 11/15/07                                             4,000     2,920
                                                                     --------
TRANSPORTATION EQUIPMENT - 1.3%
Collins & Aikman Products Co.,
  11.500% 04/15/06                                            7,000     6,930
Dura Operating Corp.,
  9.000% 05/01/09                                             4,000     3,770
Johnstown America Industries, Inc.,
  11.750% 08/15/05                                           10,000    10,175
LDM Technologies, Inc.,
  10.750% 01/15/07                                            7,100     6,461
Venture Holdings Trust, Series B,
  9.500% 07/01/05                                             1,170     1,065
                                                                     --------
                                                                       28,401
                                                                     --------
-----------------------------------------------------------------------------
MINING & ENERGY - 2.5%
COAL MINING - 0.2%
AEI Resources, Inc.,
  10.500% 12/15/05 (b)                                        7,500     5,625
                                                                     --------
CRUDE PETROLEUM & NATURAL GAS - 0.1%
Ferrellgas Finance Corp., L.P.,
  9.375% 06/15/06                                             2,500     2,450
TransAmerica Energy Corp.,
  13.000% 06/15/02 (d)                                        6,250       609
                                                                     --------
                                                                        3,059
                                                                     --------
METAL MINING - 0.4%
JL French Automotive Castings, Inc.,
  11.500% 06/01/09                                            4,000     4,090
LTV Corp.,
  11.750% 11/15/09 (b)                                        2,000     2,100
Metallurg, Inc.,
  11.000% 12/01/07                                            2,000     1,800
                                                                     --------
                                                                        7,990
                                                                     --------
OIL & GAS EXTRACTION - 1.4%
Gulf Canada Resources Ltd.,
  8.350% 08/01/06                                             2,500     2,377
HS Resources, Inc.,
  9.250% 11/15/06                                            12,500    12,375
Magnum Hunter Resources, Inc.,
  10.000% 06/01/07                                            1,750     1,592
Mariner Energy Corp.,
  10.500% 08/01/06                                            8,445     7,959
Petsec Energy, Inc.,
  9.500% 06/15/07 (d)                                         4,000     1,680
Vintage Petroleum:
  9.000% 12/15/05                                             3,250     3,242
  9.750% 06/30/09                                             1,000     1,025
                                                                     --------
                                                                       30,250
                                                                     --------
OIL & GAS FIELD SERVICES - 0.4%
Parker Drilling Corp.,
  9.750% 11/15/06                                             3,500     3,430
Pool Energy Services Co.,
  8.625% 04/01/08                                             2,500     2,506
Western Gas Resources, Inc.,
  10.000% 06/15/09                                            2,250     2,329
                                                                     --------
                                                                        8,265
                                                                     --------
-----------------------------------------------------------------------------
RETAIL TRADE - 0.5%
FOOD STORES - 0.5%
Pathmark Stores, Inc.:
  9.625% 05/01/03                                            11,350     8,513
  10.750% 11/01/03                                            5,500       605
Richmont Marketing,
  10.125% 12/15/07                                            2,000     1,200
                                                                     --------
                                                                       10,318
                                                                     --------
HOME FURNISHINGS & EQUIPMENT - 0.0%
Sealy Mattress Co.,
  9.875% 12/15/07                                             1,000       990
                                                                     --------
-----------------------------------------------------------------------------
SERVICES - 4.7%
AMUSEMENT & RECREATION - 2.0%
Boyd Gaming Corp.,
  9.500% 07/15/07                                             8,000     7,920
Coast Hotels & Casinos, Inc.,
  9.500% 04/01/09                                             3,000     2,910
Hollywood Casino Corp.,
  11.250% 05/01/07                                            7,500     7,762
Hollywood Casino Shreveport,
  13.000% 08/01/06                                            3,000     3,210
Hollywood Park, Inc.:
  9.250% 02/15/07                                             4,000     3,970
  9.500% 08/01/07                                             1,500     1,496
Horseshoe Gaming LLC,
  9.375% 06/15/07                                             8,315     8,273
Mohegan Tribal Gaming,
  8.750% 01/01/09                                             3,345     3,320
Regal Cinemas,
  9.500% 06/01/08                                             7,500     5,813
                                                                     --------
                                                                       44,674
                                                                     --------
BUSINESS SERVICES - 0.6%
PSINet Inc.:
  11.000% 08/01/09                                            4,000     4,100
  11.500% 11/01/08                                            3,500     3,658
Unisys Corp.,
  11.750% 10/15/04                                            6,000     6,570
                                                                     --------
                                                                       14,328
                                                                     --------
HEALTH SERVICES - 1.0%
Columbia/HCA Healthcare Corp.:
  7.000% 07/01/07                                             1,000       885
  7.250% 05/20/08                                             1,000       891
Hanger Orthopedic Group,
  11.250% 06/15/09                                            6,000     6,165
Tenet Healthcare Corp.:
  8.125% 12/01/08                                             1,500     1,421
  8.625% 01/15/07                                            10,000     9,625
                                                                     --------
                                                                       18,987
                                                                     --------
HOTELS, CAMPS & LODGING - 0.8%
CapRock Communications Corp.,
  11.500% 05/01/09                                            9,000     9,135
Eldorado Resorts Corp.,
  10.500% 08/15/06                                            7,850     8,036
                                                                     --------
                                                                       17,171
                                                                     --------
OTHER SERVICES - 0.3%
Intertek Finance, PLC,
  10.250% 11/01/06                                            5,850     5,382
Packaging Corp. of America,
  9.625% 04/01/09                                             2,000     2,050
                                                                     --------
                                                                        7,432
                                                                     --------
-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 17.9%
AIR TRANSPORTATION - 0.5%
Continental Airlines, Inc.,
  9.500% 12/15/01                                             1,500     1,515
U.S. Airways Group, Inc.,
  Pass-Through Certificates,
  10.375% 03/01/13                                            9,500     9,144
                                                                     --------
                                                                       10,659
                                                                     --------
BROADCASTING - 1.3%
Allbritton Communications Co.,
  9.750% 11/30/07                                             7,650     7,650
Fox Family Worldwide, Inc.,
  9.250% 11/01/07                                             6,000     5,580
LIN Holding Corp.,
  stepped coupon, (10.000% 03/01/03)
  (a) 03/01/08                                                8,000     5,400
LIN Television Corp.,
  8.375% 03/01/08                                             2,250     2,109
Sinclair Broadcast Group, Inc.:
  9.000% 07/15/07                                             4,000     3,760
  10.000% 09/30/05                                            1,100     1,094
Young Broadcasting Corp.,
  10.125% 02/15/05                                            3,000     3,083
                                                                     --------
                                                                       28,676
                                                                     --------
CABLE - 5.2%
Adelphia Communications Corp.:
  8.375% 02/01/08                                             2,500     2,331
  9.875% 03/01/07                                             7,000     7,105
Charter Communications Holding L.L.C.,
  stepped coupon, (9.920% 04/01/04)
  (a) 04/01/11                                               26,775    15,697
Comcast UK Cable Partners Ltd.,
  stepped coupon, (11.200% 11/15/00)
  (a) 11/15/07                                                9,950     9,477
Diamond Cable Communications PLC,
  stepped coupon, (10.750% 02/15/02)
  (a) 02/15/07 (c)                                            8,770     7,191
EchoStar Communications Corp.,
  4.875% 01/01/07 (b)                                         2,000     2,437
EchoStar DBS Corp.:
  9.250% 02/01/06                                            16,000    16,120
  9.375% 02/01/09                                             4,000     4,030
FrontierVision Holdings, L.P.:
  stepped coupon, (11.875% 09/15/01)
  (a) 09/15/07                                                6,465     5,754
  (a) 09/15/07                                                1,000       890
International CableTel, Inc.,
  stepped coupon, (12.750% 04/15/00)
  (a) 04/15/05                                                5,500     5,514
NTL, Inc.:
  10.000% 02/15/07                                            1,500     1,556
  11.500% 10/01/08                                            1,750     1,899
  stepped coupon, (9.750% 04/15/04)
  (a) 04/15/09                                               13,000    12,023
Northland Cable Television, Inc.,
  10.250% 11/15/07                                            8,500     8,521
Rogers Cablesystems, Inc.,
  10.000% 03/15/05                                            3,000     3,210
Shop At Home, Inc.,
  11.000% 04/01/05                                            1,250     1,250
Telewest Communication PLC,
  stepped coupon, (11.000% 10/01/00)
  (a) 10/01/07 (c)                                           12,000    11,220
                                                                     --------
                                                                      116,225
                                                                     --------
COMMUNICATIONS - 1.9%
Call-Net Enterprises, Inc.,
  stepped coupon, (8.940% 08/01/03)
  (a) 05/15/09                                               14,000     6,720
Centennial Cellular Corp.,
  10.750% 12/15/08                                            5,125     5,496
Diamond Holdings, PLC,
  9.125% 02/01/08 (c)                                           750       742
Exodus Communications, Inc.,
  10.750% 12/15/09 (b)                                        3,600     3,663
Focal Communications Corp.,
  stepped coupon, (12.125% 02/15/03)
  (a) 02/15/08                                                2,000     1,320
Loral Space & Communications Ltd.,
  11.250% 01/15/07                                            2,380     1,785
Metromedia Fiber Network, Inc.,
  10.000% 12/15/09                                           10,000    10,226
Nuevo Grupo Iusacell SA,
  14.250% 12/01/06 (b)                                        1,000     1,035
Orbital Imaging Corp.,
  11.625% 03/01/05                                            4,000     2,680
PTC International Finance BV,
  stepped coupon, (10.750% 07/01/02)
  (a) 07/01/07                                                1,700     1,148
Time Warner Telecom L.L.C.,
  9.750% 07/15/08                                             3,400     3,502
Verio, Inc.,
  11.250% 12/01/08                                            4,011     4,212
                                                                     --------
                                                                       42,529
                                                                     --------
ELECTRIC SERVICES - 0.3%
The AES Corp.,
  9.500% 06/01/09                                             7,000     7,096
                                                                     --------
MOTOR FREIGHT & WAREHOUSING - 0.2%
MTL, Inc.,
  10.000% 06/15/06                                            6,250     5,500
                                                                     --------
TELECOMMUNICATION - 8.4%
AirGate PCS, Inc.,
  stepped coupon, (13.500% 10/01/04)
  (a) 10/01/09                                                5,250     2,914
Arch Communication Group, Inc.,
  12.750% 07/01/07                                            3,000     2,370
Arch Escrow Corp.,
  13.750% 04/15/08                                            1,000       810
Carrier1 International S.A.,
  13.250% 02/15/09                                            6,000     6,120
Clearnet Communications, Inc.,
  stepped coupon, (10.125% 12/15/00)
  (a) 12/15/05                                                7,500     7,387
Crown Castle International Corp.,
  stepped coupon, (10.375% 05/15/04)
  (a) 05/15/11                                               10,000     6,250
Global Crossing Holding Ltd.,
  9.125% 11/15/06 (b)                                         8,075     7,984
Hyperion Telecommunications, Inc.,
  stepped coupon, (13.000% 04/15/01)
  (a) 04/15/03                                                4,000     3,600
ICG Holding, Inc.,
  stepped coupon, (13.500% 09/15/00)
  (a) 09/15/05                                                5,000     4,379
ICG Services Inc.,
  stepped coupon, (10.000% 02/15/03)
  (a) 02/15/08                                                5,000     2,685
IntelCom Group (USA), Inc.,
  stepped coupon, (12.500% 05/01/01)
  (a) 05/01/06                                                2,000     1,546
Intermedia Communications of Florida, Inc.,
  stepped coupon, (12.500% 05/15/01)
  (a) 05/15/06                                                6,000     5,250
Jazztel PLC,
  13.250% 12/15/09 (e)                                        3,500     3,540
KMC Telecom Holdings:
  13.500% 05/15/09 (b)                                        6,000     6,000
  stepped coupon, (12.500% 02/15/03)
  (a) 02/15/08                                                2,000     1,100
Level 3 Communications, Inc.,
  9.125% 05/01/08                                             5,430     5,138
McLeodUSA, Inc.,
  stepped coupon, (10.5000% 03/01/02)
  (a) 03/01/07                                               10,000     8,200
Metrocall, Inc.:
  9.750% 11/01/07                                             4,050     2,430
  10.375% 10/01/07                                            6,000     3,600
  11.000% 09/15/08                                            2,000     1,260
MetroNet Communications Corp.,
  12.000% 08/15/07                                            1,250     1,461
Microcell Telecommunications, Inc.,
  stepped coupon, (14.000% 12/01/01)
  (a) 06/01/06                                                3,000     2,655
Nextlink Communications, Inc.,
  10.750% 11/15/08                                            7,500     7,762
Nextel Communications Inc.:
  9.375% 11/15/09 (b)                                        14,000    13,755
  stepped coupon (9.750% 02/15/99)
  (a) 08/15/04                                               10,000    10,300
  stepped coupon, (9.750% 10/31/02)
  (a) 10/31/07                                                6,000     4,335
  stepped coupon, (9.950% 02/15/03)
  (a) 02/15/08                                                5,000     3,550
Nextel International, Inc.,
  stepped coupon, (12.125% 04/15/03)
  (a) 04/15/08                                                3,000     1,769
Ono Finance PLC,
  13.000% 05/01/09 (b)                                        8,000     9,120
RCN Corp.
  stepped coupon, (11.125% 10/15/02)
  (a) 10/15/07                                                6,000     4,260
Rhythms NetConnections, Inc.,
  12.750% 04/15/09                                            4,000     3,860
Rogers Cantel, Inc.,
  9.750% 06/01/16                                             1,990     2,219
Sprint Spectrum, L.P.,
  stepped coupon, (12.500% 08/15/01)
  (a) 08/15/06                                                5,650     5,269
Tele1 Europe BV
  11.875% 12/01/09 (b) (f)                                    2,250     2,287
TeleCorp PCS, Inc.,
  stepped coupon, (11.625% 04/15/04)
  (a) 04/15/09                                               14,250     8,978
US Unwired, Inc.,
  13.375% 11/01/09 (b)                                        5,000     2,900
Viatel, Inc.,
  11.500% 03/15/09                                            6,000     6,090
Williams Communications Group, Inc.,
  10.875% 10/01/09                                            8,685     9,098
Worldwide Fiber, Inc.,
  12.000% 08/01/09 (b)                                        3,700     3,820
                                                                     --------
                                                                      186,051
                                                                     --------
TRANSPORTATION SERVICES - 0.1%
Moog, Inc.,
  10.000% 05/01/06                                            1,125     1,150
                                                                     --------
-----------------------------------------------------------------------------
WHOLESALE TRADE - 0.1%
NONDURABLE GOODS
Revlon Consumer Products Corp.,
  9.000% 11/01/06                                             1,915     1,436
                                                                     --------
TOTAL CORPORATE FIXED INCOME
 BONDS & NOTES (cost of $987,465)                                     908,529
                                                                     --------
-----------------------------------------------------------------------------
CORPORATE CONVERTIBLE BONDS & NOTES - 0.1%

OIL & GAS FIELD SERVICES
Northern Offshore ASA, (cost of $3,000)
  10.000% 05/15/05                                            3,000     1,830
                                                                     --------
TOTAL CORPORATE BONDS & NOTES (cost of $990,465)                      910,359
                                                                     --------
-----------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES OBLIGATIONS - 25.8%
-----------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
  5.556% 2000                                                20,400    20,400
  7.500% 2016                                                   103       102
  8.000% 2016                                                   591       595
  8.500% 2007-2009                                              594       607
  8.750% 2005-2008                                              199       204
  9.000% 2004-2022                                              667       692
  9.250% 2008-2014                                              532       552
  9.500% 2008-2016                                              518       544
  9.750% 2008-2016                                               60        63
  10.000% 2016-2019                                             659       699
  10.500% 2020                                                  373       403
  10.750% 2010-2013                                             622       673
  11.250% 2010                                                  322       349
                                                                     --------
                                                                       25,883
                                                                     --------
Federal National Mortgage Association:
  6.500% 2026 (g)                                             8,000     7,537
  7.500% 2003-2006                                              356       357
  8.000% 2008-2009                                              429       439
  8.250% 2007                                                    88        88
  8.500% 2008-2015                                            1,068     1,103
  9.000% 2009-2021                                            2,200     2,290
  9.250% 2016                                                   189       197
  10.000% 2016                                                  794       850
  10.500% 2016                                                  958     1,034
                                                                     --------
                                                                       13,895
                                                                     --------
Government National Mortgage Association:
  7.000% 2024 (g)                                             9,000     8,691
  8.500% 2006                                                    35        37
  9.000% 2008-2016                                            7,047     7,426
  9.500% 2009-2017                                            3,077     3,280
  10.000% 2001-2015                                             890       959
  10.500% 2001-2018                                             221       242
  11.000% 2009-2015                                           1,476     1,625
  11.750% 2013                                                   36        41
  12.000% 2014                                                    2         2
                                                                     --------
                                                                       22,303
                                                                     --------
Sallie Mae:
  5.286% 2000                                                10,755    10,755
                                                                     --------
U.S. Treasury Bonds:
  11.625% 11/15/04                                           62,206    75,133
  12.000% 08/15/13 (h)                                      100,248   133,862
                                                                     --------
                                                                      208,995
                                                                     --------
U.S. Treasury Notes:
  8.875% 02/15/19                                            40,314    49,070
  10.375% 11/15/12 (h)                                       58,131    70,665
  11.875% 11/15/03                                          143,155   168,967
                                                                     --------
                                                                      288,702
                                                                     --------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost of $596,375)         570,533
                                                                     --------

                                                           CURRENCY
-----------------------------------------------------------------------------
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS - 27.7%
Government of France,
  8.500% 10/25/08                               Eu           24,063    29,547
Government of Mexico,
  11.375% 09/15/16 (i)                                       53,965    61,067
Government of New Zealand,
  8.000% 11/15/06                               NZ           52,776    28,785
Hellenic Republic:
  8.600% 03/26/08                               GD        4,640,000    16,034
  8.800% 06/19/07                               GD        3,660,000    12,653
  8.900% 03/21/04                               GD       12,450,000    41,371
Kingdom of Norway:
  6.750% 01/15/07                               NK           60,300     7,785
  9.500% 10/31/02                               NK          278,350    37,757
Kingdom of Sweden,
  10.250% 05/05/03                              SK          150,000    20,220
Poland Non-US Global Registered
  Bond, 5.000% 10/27/14 (j)                                   4,875     4,314
Republic of Argentina:
  11.250% 04/10/06 (k)                          DM           18,950    10,141
  11.375% 01/30/17 (l)                                       31,920    31,840
Republic of Brazil:
  10.125% 05/15/27 (m)                                       51,395    44,097
  14.500% 10/15/09 (m)                                       16,690    18,443
Republic of Bulgaria,
  6.500% 07/28/11 (n)                                        38,400    30,288
Republic of Panama,
  8.875% 09/30/27 (o)                                        26,462    22,228
Republic of Turkey:
  12.375% 06/15/09 (p)                                       16,250    17,428
  11.875% 11/05/04 (p)                                       14,470    14,977
Republic of Venezuela:
  9.250% 09/15/27 (q)                                        45,950    30,327
Russian Federation:
  11.000% 07/24/18 (r)                                       25,625    15,503
United Kingdom Treasury:
  10.000% 02/26/01                              KB           13,860    23,284
  10.000% 09/08/03                              KB           23,995    43,319
United Mexican States:
  10.375% 01/29/03 (s)                          DM           21,640    12,109
Victoria Treasury Corp:
  12.000% 09/22/01                              A$           30,220    21,599
  12.500% 10/15/03                              A$           12,609     9,806
West Australia Treasury Corp.:
  8.000% 10/15/07                               A$           14,184     9,693
                                                                    ---------
TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS (cost of $645,606)      614,615
                                                                    ---------
TOTAL BONDS & NOTES (cost of $2,232,446)                            2,095,507
                                                                    ---------

PREFERRED STOCKS - 2.3%                                    SHARES
-----------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.1%
DEPOSITORY INSTITUTIONS
California Federal Bancorp, Inc.,
  9.125%, Series A                                               59     1,269
                                                                     --------
-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 2.2%
BROADCASTING - 0.3%
Granite Broadcasting,
  12.750% PIK                                                     2     1,836
Primedia, Inc.:
  8.625%                                                          8       653
  9.200%                                                         12     1,119
  10.000%                                                        35     3,439
                                                                     --------
                                                                        7,047
                                                                     --------
CABLE - 1.1%
CSC Holdings Ltd.:
  11.125% PIK                                                   171    18,736
  11.750% PIK                                                    48     5,243
                                                                     --------
                                                                       23,979
                                                                     --------
PAPER & PLASTICS - 0.2%
Packaging Corp. of America,
  12.375% PIK                                                    42     4,634
                                                                     --------
TELECOMMUNICATION - 0.6%
Concentric Network Corp.,
  13.500% PIK                                                     2     2,408
Dobson Communications, Inc.,
  12.250% PIK                                                     2     1,569
Nextel Communications, Inc.:
  11.125% PIK                                                     5     4,640
  13.000% PIK                                                     5     5,693
                                                                     --------
                                                                       14,310
                                                                     --------
TOTAL PREFERRED STOCKS
  (cost of $51,757)                                                    51,239
                                                                     --------

COMMON STOCKS (t) - 0.4%                                    SHARES    VALUE
-----------------------------------------------------------------------------
CONSTRUCTION - 0.1%
BUILDING CONSTRUCTION
Calton, Inc.                                                    356    $  601
U.S. Home Corp.                                                  31       798
                                                                     --------
                                                                        1,399
                                                                     --------
-----------------------------------------------------------------------------
MANUFACTURING - 0.0%
FOOD & KINDRED PRODUCTS - 0.0%
Darling International, Inc.                                      80       170
                                                                     --------

-----------------------------------------------------------------------------
MINING & ENERGY - 0.0%
OIL & GAS EXTRACTION
Forest Oil Corp.                                                 16       217
                                                                     --------
-----------------------------------------------------------------------------
SERVICES - 0.0%
BUSINESS SERVICES - 0.0%
Iron Mountain Inc.                                                1        58
                                                                     --------
HEALTH SERVICES - 0.0%
Kuala Healthcare Affiliates, Inc.                               177        17
Total Renal Care Holdings, Inc.                                  55       368
                                                                     --------
                                                                          385
                                                                     --------
-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.3%
LOCAL & SUBURBAN TRANSIT 0.0%
Greyhound Lines, Inc.,
  12.500% EscrowReceipt (u)                                       1       (v)
MOTOR FREIGHT & WAREHOUSING - 0.0%
St. Johnsbury Trucking Co. (v)                                   31       (v)
Sun Carriers, Inc. (u)                                          130         1
                                                                     --------
                                                                            1
                                                                     --------
TELECOMMUNICATION - 0.3%
Nextel Communications, Inc. Class A                               9       959
Price Communications Corp.                                      180     4,995
                                                                     --------
                                                                        5,954
                                                                     --------
TOTAL COMMON STOCKS
  (cost of $6,541)                                                      8,184
                                                                     --------
WARRANTS (t) - 0.1%
-----------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.0%
DEPOSITORY INSTITUTIONS
KMC Telecom Holdings, Inc.,
  expires 04/15/08                                                2         5
                                                                     --------
-----------------------------------------------------------------------------
MANUFACTURING - 0.0%
RUBBER & PLASTIC - 0.0%
BPC Holdings Corp.
  expires 04/15/09 (u)                                            5        60
                                                                     --------
-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.1%
CABLE - 0.0%
Wireless One, Inc.
  expires 10/19/00 (u)                                           14        (v)
                                                                     --------
COMMUNICATIONS - 0.0%
Clearnet Communications, Inc.
  expires 09/15/05                                               25       371
                                                                     --------
TELECOMMUNICATION - 0.1%
AirGate PCS, Inc.
  expires 10/01/09                                                5       609
Carrier 1 International
  expires 02/19/09                                                6       120
Hyperion Telecommunications, Inc.,
  expires 04/15/01                                                3       569
MetroNet Communications, Inc.,
  expires 08/15/07 (b)                                            1       145
Ono Finance
  expires 05/31/09                                                8        80
Splitrock Services, Inc.,
  expires 07/15/08 (b)                                            2       189
                                                                    ---------
                                                                        1,712
                                                                    ---------
TOTAL WARRANTS (cost of $1,636)                                         2,148
                                                                    ---------
TOTAL INVESTMENTS
  (cost of $2,292,380) (w)                                          2,157,078
                                                                    ---------

SHORT-TERM OBLIGATIONS - 1.0%                                PAR
----------------------------------------------------------------------------
Repurchase agreement with SBC Warburg Ltd.,
 dated 12/31/99, due 01/03/00 at 2.500%,
 collateralized by U.S. Treasury bonds and/or
 notes with various maturities to 2021, market
 value $22,236 (repurchase proceeds $21,791)               $ 21,786    21,786
                                                                   ----------

FORWARD CURRENCY CONTRACTS - 0.0% (x)                                     679
-----------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - 1.6%                                 34,882
-----------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $2,214,425
                                                                   ==========
NOTES TO INVESTMENT PORTFOLIO:
-----------------------------------------------------------------------------

(a) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(b) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, the value of these securities amounted to $122,539 or 5.5% of net assets.
(c) This is a British security. Par amount is stated in U.S. dollars.
(d) This issuer is in default of certain debt covenants. Income is not being accrued.
(e) This is a British security. Par amount is stated in Euro dollars.
(f) This is a Netherland security. Par amount is stated in Euro dollars.
(g) These securities have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate, and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(h) These securities, or a portion thereof, with a total market value of $106,920 are being used to collateralize the delayed delivery purchases indicated in note (g) above and the forward currency contracts shown on the following page.
(i) This is a Mexican security. Par amount is stated in U.S. dollars.
(j) This is a Polish security. Par amount is stated in U.S. dollars.
(k) This is an Argentinean security. Par amount is stated in German
    Deutschemarks.
(l) This is an Argentinean security. Par amount is stated in U.S. dollars.
(m) This is a Brazilian security. Par amount is stated in U.S. dollars.
(n) This is a Bulgarian security. Par amount is stated in U.S. dollars. Interest rate shown is a floating rate coupon which changes every six months.
(o) This is a Panamanian security. Par amount is stated in U.S. dollars.
(p) This is a Turkish security. Par amount is stated in U.S. dollars.
(q) This is a Venezuelan security. Par amount is stated in U.S. dollars.
(r) This is a Russian security. Par amount is stated in U.S. dollars.
(s) This is a Mexican security. Par amount is stated in German Deutschemarks.
(t) Non-income producing.
(u) Represents fair value as determined in good faith under the direction of the Trustees.
(v) Rounds to less than one.
(w) Cost for federal income tax purposes is $2,292,417.
(x) As of December 31, 1999, the Fund had entered into the following forward currency exchange contracts:

                                                             NET UNREALIZED
                                                              APPRECIATION
      CONTRACTS           IN EXCHANGE                        (DEPRECIATION)
     TO DELIVER               FOR          SETTLEMENT DATE       (U.S.$)
------------------------------------------------------------------------------
   KB     24,594         US$     40,438       02/07/00            $ 701
   NZ     56,100         US$     28,917       02/09/00             (484)
   SK     86,150         US$     10,606       01/31/00              462
                                                                  -----
                                                                  $ 679
                                                                  =====

SUMMARY OF SECURITIES
BY COUNTRY                    COUNTRY             VALUE           % OF TOTAL
------------------------------------------------------------------------------
United States                                     $1,516,474            70.3
United Kingdom                   UK                   90,305             4.2
Mexico                           Mx                   73,176             3.4
Greece                           Gr                   70,058             3.3
Brazil                           Bz                   62,540             2.9
Norway                           No                   45,542             2.1
Argentina                        Ar                   41,981             2.0
Australia                        Au                   41,098             1.9
Turkey                           Tu                   32,405             1.5
Venezuela                        Ve                   30,327             1.4
Bulgaria                         Bu                   30,288             1.4
France                           Fr                   29,547             1.4
New Zealand                      NZ                   28,785             1.3
Panama                           Pa                   22,228             1.0
Sweden                           Sw                   20,220             0.9
Russia                           Ru                   15,503             0.7
Poland                           Po                    4,314             0.2
Netherland                       Ne                    2,287             0.1
                                                  ----------           -----
                                                  $2,157,078           100.0
                                                  ==========           =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

       ACRONYM                          NAME
---------------------  ---------------------------------------
         A$                      Australian Dollars
         Eu                             Euro
         GD                        Greek Drachmas
         KB                        British Pounds
         NK                        Norwegian Krone
         NZ                      New Zealand Dollar
         PIK                       Payment-In-Kind
         SK                         Swedish Krona
         DM                     German Deutschemarks

See notes to financial statements.

---------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------
December 31, 1999
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $2,292,380)                                            $ 2,157,078
Short-term obligations                                                                 21,786
                                                                                  -----------

                                                                                    2,178,864
Cash including foreign currencies                                        $     1
Unrealized appreciation on forward currency contracts                      1,163
Receivable for:
  Interest                                                                50,690
  Fund shares sold                                                         6,117
  Foreign tax reclaims                                                       349
  Investments sold                                                            65
Other                                                                         94       58,479
                                                                         -------  -----------
  Total assets                                                                      2,237,343

LIABILITIES
Unrealized depreciation on forward currency contracts                        484
Payable for:
  Investments purchased                                                   16,429
  Fund shares repurchased                                                  5,404
  Distributions                                                                1
Accrued:
  Distribution fee - Class J                                                 171
  Deferred Trustees fees                                                      22
Other                                                                        407
                                                                         -------
  Total liabilities                                                                    22,918
                                                                                  -----------
NET ASSETS                                                                        $ 2,214,425
                                                                                  -----------
Net asset value & redemption price per share - Class A ($669,795/
  101,162)                                                                        $      6.62(a)
                                                                                  -----------
Maximum offering price per share - Class A ($6.62/0.9525)                         $      6.95(b)
                                                                                  -----------
Net asset value & offering price per share Class B ($914,145/
  138,103)                                                                        $      6.62(a)
                                                                                  -----------
Net asset value & offering price per share Class C ($57,246/8,648)                $      6.62(a)
                                                                                  -----------
Net asset value & offering price per share Class J ($568,311/
  85,895)                                                                         $      6.62(a)
                                                                                  -----------
Maximum offering price per share --
  Class J ($6.62/0.9700)                                                          $      6.82
                                                                                  -----------
Net asset value & offering price per share Class Z ($4,928/744)                   $      6.62
                                                                                  -----------
COMPOSITION OF NET ASSETS
Capital paid in                                                                   $ 2,460,249
Undistributed net investment income                                                       251
Accumulated net realized loss                                                        (110,602)
Net unrealized depreciation on:
  Investments                                                                        (135,302)
  Foreign currency transactions                                                          (171)
                                                                                  -----------
                                                                                  $ 2,214,425
                                                                                  -----------
(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

---------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------
For the Year Ended December 31, 1999
(In thousands)

INVESTMENT INCOME
Interest                                                                          $   192,467
Dividends                                                                               4,533
                                                                                  -----------
  Total Investment Income (net of nonrebatable foreign taxes
    withheld at source which amounted to $24)                                         197,000

EXPENSES
Management fee                                                           $12,878
Service fee - Class A, B, C, J                                             4,951
Distribution fee - Class B                                                 7,080
Distribution fee - Class C                                                   389
Distribution fee - Class J                                                 1,232
Transfer agent fee                                                         5,081
Bookkeeping fee                                                              616
Trustees fee                                                                  89
Custodian fee                                                                335
Audit fee                                                                     97
Legal fee                                                                     21
Registration fee                                                              79
Reports to shareholders                                                       80
Other                                                                        517
                                                                         -------
Total expenses                                                            33,445
Fees waived by the Distributor - Class C                                     (80)
                                                                         -------
                                                                                       33,365
                                                                                  -----------
  Net investment income                                                               163,635
                                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                                            (19,345)
  Foreign currency transactions                                             1,332
                                                                         -------
    Net Realized Loss                                                                 (18,013)
Net change in unrealized appreciation/depreciation during the period on:
  Investments                                                           (124,792)
  Foreign currency transactions                                           (1,994)
                                                                         -------
  Net Change in Unrealized
      Appreciation/Depreciation                                                      (126,786)
                                                                                  -----------
  Net Loss                                                                           (144,799)
                                                                                  -----------
Increase in net assets from operations                                            $    18,836
                                                                                  -----------
Class Z shares were initially offered on January 29, 1999.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(In thousands)

                                                                  YEARS ENDED DECEMBER 31
                                                               ------------------------------
INCREASE (DECREASE) IN NET ASSETS                                1999(a)            1998(b)
---------------------------------------------------------------------------------------------------------------

OPERATIONS
Net investment income                                          $  163,635          $ 126,069
Net realized loss                                                 (18,013)             (5,102)
Net change in unrealized appreciation/depreciation               (126,786)            (41,403)
                                                               ----------          ----------
    Net increase from operations                                   18,836              79,564

DISTRIBUTIONS
From net investment income -- Class A                             (60,735)            (63,872)
From net investment income -- Class B                             (72,238)            (61,506)
From net investment income -- Class C                              (4,063)             (1,566)
From net investment income -- Class J                             (29,151)               (467)
From net investment income -- Class Z                                (311)                 --
                                                               -----------         -----------
                                                                 (147,662)            (47,847)
                                                               -----------         -----------

FUND SHARE TRANSACTIONS
Receipt for shares sold -- Class A                                 81,985             115,635
Value of distributions reinvested -- Class A                       33,396              35,620
Cost of shares repurchased -- Class A                            (181,419)           (148,991)
                                                               ----------          ----------
                                                                  (66,038)              2,264
                                                               ----------          ----------
Receipt for shares sold -- Class B                                239,747             221,748
Value of distributions reinvested -- Class B                       38,770              31,198
Cost of shares repurchased -- Class B                            (216,394)           (143,157)
                                                               ----------          ----------
                                                                   62,123             109,789
                                                               ----------          ----------
Receipt for shares sold -- Class C                                 35,531              35,128
Value of distributions reinvested -- Class C                        2,870               1,004
Cost of shares repurchased -- Class C                             (14,349)             (4,635)
                                                               ----------          ----------
                                                                   24,052              31,497
                                                               ----------          ----------
Receipt for shares sold -- Class J                                590,145              49,584
Value of distributions reinvested -- Class J                            8                   1
Cost of shares repurchased -- Class J                             (46,669)               (331)
                                                               ----------          ----------
                                                                  543,484              49,254
                                                               ----------          ----------
Receipt for shares sold -- Class Z                                  6,758                  --
Value of distributions reinvested -- Class Z                          311                  --
Cost of shares repurchased -- Class Z                              (1,865)                 --
                                                               ----------          ----------
                                                                    5,204                  --
                                                               ----------          ----------
    Net Increase from Fund Share Transactions                     568,825             192,804
                                                               ----------          ----------
    Total Increase                                                421,163             144,957

NET ASSETS
Beginning of period                                             1,793,262           1,648,305
                                                               ----------          ----------

End of period (including undistributed net investment income
  of $251 and $4,804, respectively)                            $2,214,425          $1,793,262
                                                               ==========          ==========

(a) Class Z shares were initially offered on January 29, 1999.
(b) Class J shares were initially offered on November 2, 1998.

---------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (CONT.)
---------------------------------------------------------------------------------------------
(In thousands)
                                                                  YEARS ENDED DECEMBER 31
                                                               ------------------------------
                                                                 1999(a)             1998(b)
NUMBER OF FUND SHARES
Sold -- Class A                                                    11,923              15,962
Issued for distributions reinvested -- Class A                      4,891               4,936
Repurchased -- Class A                                            (26,401)            (20,628)
                                                                  -------             -------
                                                                   (9,587)                270
                                                                  -------             -------
Sold -- Class B                                                    34,776              30,863
Issued for distributions reinvested -- Class B                      5,686               4,326
Repurchased -- Class B                                            (31,737)            (19,799)
                                                                  -------             -------
                                                                    8,725              15,390
                                                                  -------             -------
Sold -- Class C                                                     5,149               4,851
Issued for distributions reinvested -- Class C                        422                 140
Repurchased -- Class C                                             (2,116)               (647)
                                                                  -------             -------
                                                                    3,455               4,344
                                                                  -------             -------
Sold -- Class J                                                    85,835               6,963
Issued for distributions reinvested -- Class J                          1                 (c)
Repurchased -- Class J                                             (6,858)                (46)
                                                                  -------             -------
                                                                   78,978               6,917
                                                                  -------             -------
Sold -- Class Z                                                       977                  --
Issued for distributions reinvested -- Class Z                         46                  --
Repurchased -- Class Z                                               (279)                 --
                                                                  -------             -------
                                                                      744                  --
                                                                  -------             -------
(a) Class Z shares were initially offered on January 29, 1999.
(b) Class J shares were initially offered on November 2, 1998.
(c) Rounds to less than one.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Colonial Strategic Income Fund (the Fund), a series of Liberty Funds Trust I, formerly Colonial Trust I, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of current income and total return, as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers five classes of shares:
Class A, Class B, Class C, Class J and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class J shares are subject to an annual distribution fee and are available for purchase only by residents or citizens of Japan. Effective January 29, 1999, the Fund began offering Class Z shares which are offered continuously at net asset value. In addition, there are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The accompanying financial statements are prepared under accounting principles generally accepted in the United States.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and U.S. federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class A, Class B, Class C and Class J service fees and Class B, Class C and Class J distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B, Class C and Class J per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B, Class C and Class J shares and the distribution fee applicable to Class B, Class C and Class J shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no U.S. federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with U.S. income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under U.S. income tax regulations.

FOREIGN CURRENCY TRANSACTIONS
Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER
Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

    Average Net Assets                                     Annual Fee Rate
    ------------------                                     ---------------
    First $1 billion                                            0.65%
    Next $1 billion                                             0.60%
    Over $2 billion                                             0.55%

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus a percentage of the Fund's average net assets as follows:

    Average Net Assets                                     Annual Fee Rate
    ------------------                                     ---------------
    First $50 million                                          No charge
    Next $950 million                                           0.035%
    Next $1 billion                                             0.025%
    Next $1 billion                                             0.015%

TRANSFER AGENT FEE
Liberty Fund Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.20% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended December 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $170,239 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $19,063, $2,500,440 and $42,029 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares and 0.35% annually of the average net assets attributable to Class J shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. The plan also requires the payment of a service fee to the Distributor as follows:

          Value of shares
    outstanding on the 20th of
   each month which were issued           Annual Fee Rate
   ----------------------------           ---------------
 Prior to January 1, 1993                      0.15%
 On or after January 1, 1993                   0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
For the year ended December 31, 1999, purchases and sales of investments, other than short-term obligations, were $1,453,514,662 and $915,964,844, respectively, of which $283,631,791 and $234,463,259, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at December 31, 1999 based on cost of investments for U.S. federal income tax purposes was:

    Gross unrealized appreciation                           $  41,484,353
    Gross unrealized depreciation                            (176,823,247)
                                                            -------------
        Net unrealized depreciation                         $(135,338,894)
                                                            =============

CAPITAL LOSS CARRYFORWARDS
At December 31, 1998, capital loss carryforwards available (to the extent provided in U.S. Federal Income tax regulations) to offset future realized gains were approximately as follows:

              Year of                       Capital loss
            expiration                      carryforward
            ----------                      -------------
               2000                         $ 23,761,000
               2001                            3,442,000
               2002                           42,652,000
               2003                           18,825,000
               2007                           21,542,000
                                            ------------
                                            $110,222,000
                                            ============

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to U.S. shareholders as ordinary income.

OTHER
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended December 31, 1999.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                               YEAR ENDED DECEMBER 31, 1999
                                                ----------------------------------------------------------
                                                CLASS A     CLASS B     CLASS C     CLASS Z    CLASS Z(b)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  7.110    $  7.110    $  7.110    $ 7.100    $  7.100
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                          0.563       0.511       0.522(c)   0.539       0.531
Net realized and unrealized loss                  (0.477)     (0.477)     (0.477)    (0.467)     (0.468)
                                                --------    --------    --------    -------    --------
    Total from Investment Operations               0.086       0.034       0.045      0.072       0.063
                                                --------    --------    --------    -------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income (d)                    (0.576)     (0.524)     (0.535)(f) (0.552)     (0.543)
                                                --------    --------    --------    -------    --------
NET ASSET VALUE, END OF PERIOD                  $  6.620    $  6.620    $  6.620    $ 6.620    $  6.620
                                                --------    --------    --------    -------    --------
Total return (e)                                    1.28%       0.52%       0.67%(f)   1.07%       1.50%(f)(g)
                                                --------    --------    --------    -------    --------
RATIOS TO AVERAGE NET ASSETS
Expenses (h)                                        1.19%       1.94%       1.79%(c)   1.54%       0.95%(i)
Net investment income (h)                           8.30%       7.55%       7.70%(c)   7.95%       8.54%(i)
Portfolio turnover                                    44%         44%         44%        44%         44%
Net assets at end of period (000)               $669,795    $914,145    $ 57,246   $568,311    $  4,928

(a)The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(b)Class Z shares were initially offered on January 29, 1999. Per share amounts reflect activity from that date.
(c)Net of fees waived by the Distributor for Class C shares which amounted to $0.010 per share and 0.15%.
(d)Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(e)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)Had the Distributor not waived a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i)Annualized.

                                                                 YEARS ENDED DECEMBER 31
                       ------------------------------------------------------------------------------------------------------
                                               1998                                                      1997
                       -----------------------------------------------------        -----------------------------------------
                        CLASS A        CLASS B        CLASS C     CLASS J(a)         CLASS A        CLASS B       CLASS C(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD  $    7.320     $    7.320     $   7.320     $   7.000        $    7.310     $    7.310     $    7.240
                       ----------     ----------     ---------     ---------        ----------     ----------     ----------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income       0.561          0.506         0.517(c)      0.083             0.578          0.524          0.271
Net realized and
unrealized gain (loss      (0.195)        (0.195)       (0.195)        0.109(d)          0.025          0.025          0.092
                       ----------     ----------     ---------     ---------        ----------     ----------     ----------
    Total from
Investment Operations       0.366          0.311         0.322         0.192             0.603          0.549          0.363
                       ----------     ----------     ---------     ---------        ----------     ----------     ----------
LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS

From net investment
income (e)                 (0.576)        (0.521)       (0.532)       (0.092)           (0.593)        (0.539)        (0.283)
                       ----------     ----------     ---------     ---------        ----------     ----------     ----------
NET ASSET VALUE, END
 OF PERIOD             $    7.110     $    7.110     $   7.110     $   7.100        $    7.320     $    7.320     $    7.320
                       ----------     ----------     ---------     ---------        ----------     ----------     ----------
Total return (f)            5.17%          4.38%         4.54%(g)      2.74%(h)          8.61%          7.81%          5.06%(g)(h)
                       ----------     ----------     ---------     ---------        ----------     ----------     ----------
RATIOS TO AVERAGE NET ASSETS
Expenses (i)                1.15%          1.90%         1.75%(c)      1.49%(j)          1.18%          1.93%          1.78%(j)
Net investment income(i)    7.88%          7.13%         7.28%(c)      7.76%(j)          7.78%          7.03%          7.13%(j)
Portfolio turnover            64%            64%           64%           64%              111%           111%           111%
Net assets at end of
period (000)           $  787,461     $  919,740     $  36,918     $  49,143        $  808,228     $  833,865       $  6,212

(a)Class J shares were initially offered on November 2, 1998. Per share amounts reflect activity from that date.
(b)Class C shares were initially offered on July 1, 1997. Per share amounts reflect activity from that date.
(c)Net of fees waived by the Distributor for Class C shares which amounted to $0.011 per share and 0.15%.
(d)The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(e)Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(f)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)Had the Distributor not waived a portion of expenses, total return would have been reduced.
(h)Not annualized.
(i)The benefits derived from custody credits and directed brokerage arrangements had no impact.
(j)Annualized.

----------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
----------------------------------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                 YEARS ENDED DECEMBER 31
                                                -------------------------------------------------------
                                                        1996                              1995
                                                ---------------------           -----------------------
                                                CLASS A       CLASS B           CLASS A      CLASS B
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  7.220      $  7.220          $ 6.530      $  6.530
                                                --------      --------          -------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                              0.623         0.569            0.621         0.569
Net realized and unrealized gain                   0.081         0.081            0.650         0.650
                                                --------      --------          -------      --------
    Total from Investment Operations               0.704         0.650            1.271         1.219
                                                --------      --------          -------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                        (0.614)(a)    (0.560)(a)       (0.581)       (0.529)
                                                --------      --------          -------      --------
NET ASSET VALUE, END OF PERIOD                  $  7.310      $  7.310          $ 7.220      $  7.220
                                                --------      --------          ------       --------
Total return (b)                                   10.24%         9.43%           20.17%        19.29%
                                                --------      --------          -------      --------
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                        1.18%         1.93%            1.18%         1.97%
Net investment income (c)                           8.01%         7.26%            8.42%         7.63%
Portfolio turnover                                   110%          110%              83%           83%
Net assets at end of period (000)               $755,352      $783,620         $714,961      $714,049

(a)Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(b)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c)The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST I AND THE SHAREHOLDERS OF COLONIAL STRATEGIC INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Strategic Income Fund (the "Fund") (a series of Liberty Funds Trust I, formerly Colonial Trust
I), at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with audit standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

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

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

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

TRUSTEES & TRANSFER AGENT

---------------------------------------------------------------------------------------------------------
TOM BLEASDALE                                           JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and             Retired (formerly Chairman of the Board,
Chief Executive Officer, Shore Bank & Trust             Chief Executive Officer and Director,
Company)                                                Hannaford Bros. Co.)

JOHN V. CARBERRY                                        JOHN J. NEUHAUSER
Senior Vice President of Liberty Financial              Academic Vice President and Dean of Faculties,
Companies, Inc. (formerly Managing                      Boston College (formerly Dean, Boston
Director, Salomon Brothers)                             College School of Management)

LORA S. COLLINS                                         THOMAS E. STITZEL
Attorney (formerly Attorney, Kramer, Levin,             Professor of Finance, College of Business, Boise
Naftalis & Frankel)                                     State University; Business Consultant and Author

JAMES E. GRINNELL                                       ROBERT L. SULLIVAN
Private Investor (formerly Senior Vice                  Retired Partner, KPMG LLP (formerly
President-Operations, The Rockport                      Management Consultant, Saatchi and Saatchi
Company)                                                Consulting Ltd. and Principal and
                                                        International Practice Director, Management
RICHARD W. LOWRY                                        Consulting, Peat Marwick Main & Co.)
Private Investor (formerly Chairman and
Chief Executive Officer, U.S. Plywood                   ANNE-LEE VERVILLE
Corporation)                                            Consultant (formerly General Manager,
                                                        Global Education Industry, and President,
SALVATORE MACERA                                        Applications Solutions Division, IBM
Private Investor (formerly Executive Vice               Corporation)
President of Itek Corp. and President of Itek
Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly
Dean, College of Business and Management,
University of Maryland; Dean, Simon Graduate
School of Business, University of Rochester;
Chairman and Chief Executive Officer, CS First
Boston Merchant Bank; and President and Chief
Executive Officer, The First Boston Corporation)
---------------------------------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial Strategic Income Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Strategic Income Fund This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Funds and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

ANNUAL REPORT:
COLONIAL STRATEGIC INCOME FUND

Liberty offers the independent thinking and collective strength of six financial specialists. Our distinguished product line helps financial advisors and their clients build diversified investment portfolios for long-term financial goals.

--------------------------------------------------------------------------------
L I B E R T Y
---------------
      F U N D S
--------------------------------------------------------------------------------

ALL-STAR     Institutional money management approach for individual investors.

COLONIAL     Fixed income and value style equity investing.

CRABBE
HUSON        A contrarian approach to fixed income and equity investing.

NEWPORT      A leader in international investing.(sm)

STEIN ROE    Innovative approach for growth and income investing.
ADVISOR

[graphic omitted]
KEYPORT      A leading provider of innovative annuity products.

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

------------------------------------------------
COLONIAL STRATEGIC INCOME FUND     ANNUAL REPORT
------------------------------------------------

                                                                ---------------
                                                                   BULK RATE
[Graphic                                                         U.S. POSTAGE
 Omitted]  L I B E R T Y                                             PAID
           -----------------                                     HOLLISTON, MA
                   F U N D S                                     PERMIT NO. 20
                                                                ---------------
ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

     Liberty Funds Distributor, Inc. (C)2000
     One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
     www.libertyfunds.com

                                                 716-02/227A-0100 (2/00) 00/114